UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LAUREATE EDUCATION INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LAUREATE EDUCATION, INC.
2024 Annual Meeting
If voting in advance of the meeting, you must do so by
May 29, 2024
11:59 PM EDT
LAUREATE EDUCATION, INC.
PMB 1158, 1000 BRICKELL AVE., SUITE 715
MIAMI, FLORIDA 33131
V47629-P08084
You invested in LAUREATE EDUCATION, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 30, 2024.
Get informed before you vote
View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)
by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 30, 2024
10:00 AM EDT
Virtually at:
www.virtualshareholdermeeting.com/LAUR2024
* Please check the meeting materials for any special requirements for meeting attendance. A list of the holders of record of Laureate’s Common Stock will be available at the 2024 Annual Meeting webcast at www.virtualshareholdermeeting.com/LAUR2024.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. To elect ten (10) directors, each of whom shall hold office for a one year term until the 2025 Annual Meeting of
Stockholders.
Nominees:
01) Andrew B. Cohen 05) Kenneth W. Freeman 09) Eilif Serck-Hanssen
02) William J. Davis 06) Barbara Mair 10) Ian K. Snow
03) Pedro del Corro 07) George Muñoz
04) Aristides de Macedo 08) Dr. Judith Rodin
For
2. To approve, by advisory vote, the compensation of the named executive officers.
For
3. To approve, by advisory vote, the frequency of future advisory votes on executive compensation.
1 Year
4. To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2024.
For
NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the
2024 Annual Meeting and any adjournments thereof. Prefer to receive an email instead? While voting on www.Proxyvote.com, be sure to click “Delivery Settings”.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V47630-P08084